Related-Party Transactions	9 Months Ended
Sep. 30, 2011
Related-Party Transactions [Abstract]
Related-Party Transactions

14. RELATED-PARTY TRANSACTIONS

In March 2008, the Company's chair and president, Mr. Hoffman, made a personal loan to an employee of the Company. Proceeds from the personal loan were used by the employee to early exercise stock options. In May 2009, the Company entered into an option exercise and repurchase agreement with the employee. Under this agreement, the Company loaned the employee $680,000, which was used to repay Mr. Hoffman the original loan amount plus accrued interest. This in substance non-recourse note receivable was collateralized by personal assets and certain vested and unvested shares that were previously purchased by the employee upon early exercise of stock options in March 2008 and bore interest at the rate per annum of 2.05%, compounded annually. The Company recorded the transaction by reducing its share repurchase liability for $482,000 related to the unvested shares and a repurchase of vested shares of $198,000. This loan was repaid in full by the employee in January 2011.

In June 2008, the Company entered into a membership units purchase agreement with the Company's chair and president at the time, Mr. Hoffman, to purchase the units owned by the Company's chairman in Degrees of Connection LLC ("Degrees LLC"), the sole owner of a patent and certain related technology and intellectual property rights. The Company's chair owned 50% of the membership units of Degrees LLC, and the Company purchased his entire interest in Degrees LLC for approximately $628,000 in cash. This amount is included within intangible assets. The Company and the other owner of Degrees LLC have a non-exclusive license to the patent owned by Degrees LLC. If, at a future date, (i) the Company acquires sole ownership of the patent owned by Degrees LLC and (ii) the Company sells the patent or is acquired by a third party, it must pay the chairman an additional amount of cash equal to 80% of the aggregate sales price of the patent or the portion of the sales price of the Company attributable to the patent, reduced by the aggregate purchase price of the Company's membership units of Degrees LLC and the amount paid by the Company to acquire the patent owned by Degrees LLC.

In July 2008, the Company repurchased 575,000 shares of common stock from an executive officer of the Company at a price of $5.56 per share. The purchase price per share was based upon an independent valuation of the fair value of common stock. Total fair value of stock repurchased was $3,197,000.